Exhibit 21.1

CUSHMAN & WAKEFIELD plc

List of Subsidiaries as of June 30, 2018

Name	Jurisdiction of Incorporation
3H SARL	France
Abel Immo SARL	France
Act’Immo SAS	France
ADMOS LUX S.à r.l.	Luxembourg
ADMOS SPRL	Belgium
Aurora Europe General Partner Limited	England & Wales
Beijing PREMAS Property Services Co., Ltd.	China
BPO EA Malaysia SDN. BHD.	Malaysia
BPOEA (Thailand) Company Limited	Thailand
Bre Otay, LLC	California
Brilliant Time Investment Limited	Hong Kong
Business Integration Group (UK) Limited	England & Wales
Buying Force Limited	England & Wales
C & W (U.K.) LLP	England & Wales
C&W Facility Services (Australia) Receivables Ltd.	Cayman Islands
C&W Facility Services Canada Inc.	Ontario
C&W Facility Services Inc.	Massachusetts
C&W Facility Services Receivables LLC	Delaware
C&W Government Services Inc.	Delaware
C&W Group, Inc.	Delaware
C&W Management Services LLP	England & Wales
C&W Operacion de Servicios, S. de R.L. de C.V.s.	Mexico
C&W Operacion Inmobiliaria, S. de R.L. de C.V.s.	Mexico
C&W Secure Services Inc.	Delaware
C&W Services (S) Pte. Ltd.	Singapore
C&W Services Operations Pte. Ltd.	Singapore
C&W Services Township Pte. Ltd.	Singapore
C&W-Japan G.K.	Japan
Cantium Estates Limited	England & Wales
Casper UK Bidco Limited	England & Wales
Cassidy Turley Northern California, Inc.	California
Cassidy Turley, Inc.	Missouri
Cassidy Turley, L.P.	California
Cogest Retail d.o.o	Croatia
Cogest Retail s.r.l.	Italy
Commerce Consolidated, LLC	Utah
Commerce CRG of Nevada, LLC	Nevada
Commerce CRG Provo, LLC	Utah
Commerce CRG Utah, LLC	Utah
Commerce CRMG, L.C.	Utah
Commerce Real Estate Solutions, LLC	Washington
Commerce Reno, LLC	Nevada
Cooperative Queratie U.A.	Netherlands
Cushfield Maintenance Corp.	California
Cushfield Maintenance West Corp.	California
Cushman & Wakefield—Chile Negocios Inmobiliarios Limitada	Chile
Cushman & Wakefield International Property Advisers (Chongqing) Co., Ltd.	China
Cushman & Wakefield—Servicos Gerais Ltda	Brazil
Cushman & Wakefield—Sociedade de Mediacao Imobilaria, Lda	Portugal
Cushman & Wakefield (Australia) Pty Ltd	Australia
Cushman & Wakefield (Bahrain) WLL	Bahrain

Name	Jurisdiction of Incorporation
Cushman & Wakefield (BVI), Inc.	British Virgin Islands
Cushman & Wakefield (China) Limited	Hong Kong
Cushman & Wakefield (EMEA) Limited	England & Wales
Cushman & Wakefield (HK) Limited	Hong Kong
Cushman & Wakefield (Middle East) FZE	Dubai
Cushman & Wakefield (Qatar) Holdings Pty Ltd	Australia
Cushman & Wakefield (QLD) Pty Ltd	Australia
Cushman & Wakefield (S) Pte Ltd	Singapore
Cushman & Wakefield (Shanghai) Co., Ltd.	China
Cushman & Wakefield (Thailand) Ltd.	Thailand
Cushman & Wakefield (U.K.) Ltd.	England & Wales
Cushman & Wakefield (U.K.) Services Ltd.	England & Wales
Cushman & Wakefield (Valuations) Pty Ltd	Australia
Cushman & Wakefield (VIC) Pty Ltd	Australia
Cushman & Wakefield (Vietnam) Limited	Vietnam
Cushman & Wakefield (Warwick Court) Limited	England & Wales
Cushman & Wakefield Advisory Asia (India) Private Limited	India
Cushman & Wakefield Agency (NSW) Pty Ltd	Australia
Cushman & Wakefield Agency (QLD) Pty Ltd	Australia
Cushman & Wakefield Agency (VIC) Pty Ltd	Australia
Cushman & Wakefield Argentina S.R.L.	Argentina
Cushman & Wakefield Asia Pacific Limited	Hong Kong
Cushman & Wakefield Asset Management Italy S.r.l.	Italy
Cushman & Wakefield Asset Management K.K.	Japan
Cushman & Wakefield Asset Services Inc.	Canada
Cushman & Wakefield Beijing Asset Valuation Company Limited	China
Cushman & Wakefield Belux Group SA	Belgium
Cushman & Wakefield BVI Holdco Limited	England & Wales
Cushman & Wakefield Canada Limited Partnership	Ontario
Cushman & Wakefield Capital Holdings (Asia)	Belgium
Cushman & Wakefield Capital Partners Limited	Hong Kong
Cushman & Wakefield Capital Services, LLC	Delaware
Cushman & Wakefield Central & Eastern Europe B.V.	Netherlands
Cushman & Wakefield Colombia S.A.S.	Colombia
Cushman & Wakefield Construction G.K.	Japan
Cushman & Wakefield Consulting Brussels SA	Belgium
Cushman & Wakefield Consultoria Imobiliaria Ltda	Brazil
Cushman & Wakefield Consultoria Imobiliaria, Unipessoal, Lda.	Portugal
Cushman & Wakefield Corporate Finance (HK) Limited	Hong Kong
Cushman & Wakefield Corporate Finance Limited	England & Wales
Cushman & Wakefield Czech Republic a.s.	Czech Republic
Cushman & Wakefield de Mexico, S. de R.L. de C.V.s.	Mexico
Cushman & Wakefield Debenham Tie Leung Limited	England & Wales
Cushman & Wakefield Decoration Engineering (Beijing) Co., Ltd.	China
Cushman & Wakefield Design & Build Czech Republic, s.r.o.	Czech Republic
Cushman & Wakefield Design & Build Italy S.r.l.	Italy
Cushman & Wakefield Design & Build Spain, S.L.	Spain
Cushman & Wakefield Eastern, Inc.	Delaware
Cushman & Wakefield Facilities Management (Greece) Monoprosopi EPE	Greece
Cushman & Wakefield Facilities Management AB	Sweden
Cushman & Wakefield Facilities Management Denmark Aps	Denmark
Cushman & Wakefield Facilities Management France S.a.r.l.	France
Cushman & Wakefield Facilities Management Holdco Limited	England & Wales
Cushman & Wakefield Facilities Management Ireland Limited	Ireland
Cushman & Wakefield Facilities Management Limited	England & Wales
Cushman & Wakefield Facilities Management Romania S.r.l.	Romania

Name	Jurisdiction of Incorporation
Cushman & Wakefield Facilities Management S.p.r.l.	Belgium
Cushman & Wakefield Facilities Management Trading Holdco Limited	England & Wales
Cushman & Wakefield Facilities Management Trading Limited	England & Wales
Cushman & Wakefield Facility Management Services	Ontario
Cushman & Wakefield Fiduciary, Inc.	Missouri
Cushman & Wakefield First Nova Scotia ULC	Nova Scotia
Cushman & Wakefield FM Limited Partnership	Ontario
Cushman & Wakefield FM Services Pty Ltd	Australia
Cushman & Wakefield France SAS	France
Cushman & Wakefield Gayrimenkul Danismanlik Mumessillik ve Turizm Hizmetleri Anonim Sirketi	Turkey
Cushman & Wakefield Global Holdco Limited	England & Wales
Cushman & Wakefield Global Services, Inc.	Delaware
Cushman & Wakefield Global, Inc.	Delaware
Cushman & Wakefield GmbH	Germany
Cushman & Wakefield GP ULC	British Columbia
Cushman & Wakefield Holdco Limited	England & Wales
Cushman & Wakefield Holding Pty Ltd	Australia
Cushman & Wakefield Hungary Kft	Hungary
Cushman & Wakefield Iberica Asesores Inmobiliarios Internacionales S.A.	Spain
Cushman & Wakefield India Private Limited	India
Cushman & Wakefield Indonesia Holdings Pte Ltd.	Singapore
Cushman & Wakefield Industrial Dutch Holdings B.V.	Netherlands
Cushman & Wakefield Insurance Services Limited	England & Wales
Cushman & Wakefield International Finance Subsidiary, LLC	Delaware
Cushman & Wakefield International Limited	England & Wales
Cushman & Wakefield International Property Advisers (Chengdu) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Dalian) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (GuangZhou) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Shanghai) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Shenzhen) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Tianjin) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Wuhan) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Zhengzhou) Co., Ltd.	China
Cushman & Wakefield International, LLC	Delaware
Cushman & Wakefield Investment Advisors K.K.	Japan
Cushman & Wakefield Japan Holdco 2, LLC	Delaware
Cushman & Wakefield Japan Holdco, LLC	Delaware
Cushman & Wakefield Japan N.K.	Japan
Cushman & Wakefield K.K.	Japan
Cushman & Wakefield Korea Ltd.	Korea, Republic of
Cushman & Wakefield Korea Real Estate Brokerage Ltd	Korea, Republic of
Cushman & Wakefield Limited	Hong Kong
Cushman & Wakefield Luxembourg Holdings S.à.r.l	Luxembourg
Cushman & Wakefield Luxembourg S.à.r.l.	Luxembourg
Cushman & Wakefield Malaysia Sdn Bhd	Malaysia
Cushman & Wakefield Mauritius Holdings, Inc.	Mauritius
Cushman & Wakefield Mexico Holdco 2, LLC	Delaware
Cushman & Wakefield Mexico Holdco, LLC	Delaware
Cushman & Wakefield National Corporation	New York
Cushman & Wakefield Negocios Imobiliarios Ltda	Brazil
Cushman & Wakefield Nemzetközi Ingatlan Tanácsadó Kft	Hungary
Cushman & Wakefield Netherlands B.V.	Netherlands
Cushman & Wakefield Netherlands Holdco B.V.	Netherlands
Cushman & Wakefield New Canada Limited Partnership	Ontario
Cushman & Wakefield New Zealand Limited	New Zealand

Name	Jurisdiction of Incorporation
Cushman & Wakefield of Arizona, Inc.	Arizona
Cushman & Wakefield of Asia Holdco Limited	England & Wales
Cushman & Wakefield of Asia Limited	British Virgin Islands
Cushman & Wakefield of Asia, Inc.	Delaware
Cushman & Wakefield of California, Inc.	California
Cushman & Wakefield of Colorado, Inc.	Colorado
Cushman & Wakefield of Connecticut, Inc.	Connecticut
Cushman & Wakefield of Delaware, Inc.	Delaware
Cushman & Wakefield of Florida, LLC	Florida
Cushman & Wakefield of Georgia, LLC	Georgia
Cushman & Wakefield of Illinois, Inc.	Illinois
Cushman & Wakefield of Long Island, Inc.	New York
Cushman & Wakefield of Maryland, LLC	Maryland
Cushman & Wakefield of Massachusetts, Inc.	Massachusetts
Cushman & Wakefield of Minnesota, Inc.	Delaware
Cushman & Wakefield of Missouri, Inc.	Missouri
Cushman & Wakefield of Nevada, Inc.	Delaware
Cushman & Wakefield of New Hampshire, Inc.	New Hampshire
Cushman & Wakefield of New Jersey, LLC	New Jersey
Cushman & Wakefield of North America, Inc.	Delaware
Cushman & Wakefield of North Carolina, Inc.	North Carolina
Cushman & Wakefield of Ohio, Inc.	Ohio
Cushman & Wakefield of Oregon, Inc.	Oregon
Cushman & Wakefield of Pennsylvania, LLC	Pennsylvania
Cushman & Wakefield of San Diego, Inc.	California
Cushman & Wakefield of Texas, Inc.	Texas
Cushman & Wakefield of the Americas, Inc.	Delaware
Cushman & Wakefield of Virginia, LLC	Virginia
Cushman & Wakefield of Washington, D.C., Inc.	District of Columbia
Cushman & Wakefield of Washington, Inc.	Washington
Cushman & Wakefield OOO	Russian Federation
Cushman & Wakefield Pacific Holdings Limited	British Virgin Islands
Cushman & Wakefield Participaties B.V.	Netherlands
Cushman & Wakefield Peru S.A.	Peru
Cushman & Wakefield Philippines Inc.	Philippines
Cushman & Wakefield Polska SP Z.O.O.	Poland
Cushman & Wakefield Polska Trading SP Z.O.O.	Poland
Cushman & Wakefield Project Management Services Philippines Inc.	Philippines
Cushman & Wakefield Project Services Limited	Hong Kong
Cushman & Wakefield Property Advisers Private Limited	India
Cushman & Wakefield Property Management (Beijing) Limited	China
Cushman & Wakefield Property Management (Guangzhou) Co., Ltd.	China
Cushman & Wakefield Property Management Limited	Hong Kong
Cushman & Wakefield Property Management Services India Private Limited	India
Cushman & Wakefield Property Management Services Kft	Hungary
Cushman & Wakefield Property Services Slovakia, s.r.o.	Slovakia
Cushman & Wakefield Pty Ltd	Australia
Cushman & Wakefield Real Estate Appraiser Office	Taiwan Province of China
Cushman & Wakefield Real Estate Services (ACT) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (NSW) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (NT) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (QLD) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (SA) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (TAS) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (VIC) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (WA) Pty Ltd	Australia

Name	Jurisdiction of Incorporation
Cushman & Wakefield Real Estate Services LLC	Minnesota
Cushman & Wakefield Realty of Brooklyn, LLC	Delaware
Cushman & Wakefield Realty of Manhattan, LLC	Delaware
Cushman & Wakefield Realty of New Jersey, LLC	Delaware
Cushman & Wakefield Realty of Queens, LLC	Delaware
Cushman & Wakefield Realty of the Bronx, LLC	Delaware
Cushman & Wakefield Regional, Inc.	Delaware
Cushman & Wakefield Residential Limited	England & Wales
Cushman & Wakefield Second Nova Scotia ULC	Nova Scotia
Cushman & Wakefield Securities, Inc.	Delaware
Cushman & Wakefield Servicios, S. de R.L. de C.V.s.	Mexico
Cushman & Wakefield Shenzhen Valuation Co., Ltd.	China
Cushman & Wakefield Singapore Holdings Pte Limited	Singapore
Cushman & Wakefield Site Services Holdco Limited	England & Wales
Cushman & Wakefield Site Services Limited	England & Wales
Cushman & Wakefield Slovakia S.R.O.	Slovakia
Cushman & Wakefield Spain Limited	England & Wales
Cushman & Wakefield SPV 1 Limited	England & Wales
Cushman & Wakefield Sweden AB	Sweden
Cushman & Wakefield Taiwan Limited	Taiwan Province of China
Cushman & Wakefield Trading B.V.	Netherlands
Cushman & Wakefield U.S., Inc.	Missouri
Cushman & Wakefield UK EUR Holdco Limited	England & Wales
Cushman & Wakefield UK Holdco (Canada) Limited	England & Wales
Cushman & Wakefield UK Holdco (India) Limited	England & Wales
Cushman & Wakefield UK Holdco (Japan) Limited	England & Wales
Cushman & Wakefield UK Holdco (Mexico) Limited	England & Wales
Cushman & Wakefield UK Holdco (Singapore) Limited	England & Wales
Cushman & Wakefield UK Holdco 2 (Canada) Limited	England & Wales
Cushman & Wakefield UK Holdco 2 (Mexico) Limited	England & Wales
Cushman & Wakefield UK Holdco 3 (Canada) Limited	England & Wales
Cushman & Wakefield UK Holdco 3 (Mexico) Limited	England & Wales
Cushman & Wakefield UK Holdco 4 (Mexico) Limited	England & Wales
Cushman & Wakefield UK Limited Partnership	England & Wales
Cushman & Wakefield UK New Holdco A (Mexico) Limited	England & Wales
Cushman & Wakefield UK USD Holdco (II) Limited	England & Wales
Cushman & Wakefield UK USD Holdco Limited	England & Wales
Cushman & Wakefield ULC	British Columbia
Cushman & Wakefield V.O.F.	Netherlands
Cushman & Wakefield Valuation Advisory Services (HK) Limited	Hong Kong
Cushman & Wakefield Valuation France SA	France
Cushman & Wakefield Ventures, LLC	New York
Cushman & Wakefield VHS Pte Limited	Singapore
Cushman & Wakefield Western, Inc.	California
Cushman & Wakefield Winssinger Tie Leung SA	Belgium
Cushman & Wakefield Zarzadzanie SP Z.O.O.	Poland
Cushman & Wakefield, Inc.	New York
Cushman & Wakefield, S. de R.L. de C.V.	Mexico
Cushman & Wakefield, s.r.o.	Czech Republic
D T & C Limited	England & Wales
Drone Holdings (Cayman) Ltd.	Cayman Islands
DTZ (Northern Ireland) Limited	England & Wales
DTZ Americas, Inc.	Illinois
DTZ Asia Pte. Ltd.	Singapore
DTZ Asset Management Deutschland GmbH	Germany
DTZ Auckland Limited	New Zealand

Name	Jurisdiction of Incorporation
DTZ AUS Bidco Pty Ltd	Australia
DTZ AUS Holdco Pty Ltd	Australia
DTZ Australia (Leasing) Pty Ltd	Australia
DTZ Australia (North Shore Agency) Pty Ltd	Australia
DTZ Australia (North Shore Property Management) Pty Ltd	Australia
DTZ Australia Pty Ltd	Australia
DTZ Bahrain WLL	Bahrain
DTZ Corporate Finance Limited	England & Wales
DTZ Debenham Tie Leung Australasia Pty Ltd	Australia
DTZ Debenham Tie Leung Incorporated	Delaware
DTZ Debenham Tie Leung K.K.	Japan
DTZ Deutschland Holding GmbH	Germany
DTZ Drone Singapore Pte. Ltd.	Singapore
DTZ Dutch Holdings B.V.	Netherlands
DTZ Europe Limited	England & Wales
DTZ Facilities & Engineering (Thailand) Co., Ltd.	Thailand
DTZ HR Services Pty Ltd	Australia
DTZ IM (SPFS) Limited	England & Wales
DTZ India Limited	England & Wales
DTZ Investment Management Limited	England & Wales
DTZ Investments Pte. Ltd.	Singapore
DTZ Investors France	France
DTZ Investors Limited	England & Wales
DTZ Investors REIM	France
DTZ Investors UK Limited	England & Wales
DTZ Irish Finco Limited	Ireland
DTZ Japan Limited	British Virgin Islands
DTZ Jersey Holdings Limited	Jersey
DTZ KSA Limited	Saudi Arabia
DTZ Management Services Limited	England & Wales
DTZ Management Services, S. de R.L. de C.V.	Chihuahua
DTZ Mexico, S. de R.L. de C.V.	Chihuahua
DTZ New Zealand (Holdings) Limited	New Zealand
DTZ New Zealand Limited	New Zealand
DTZ No. 2 Limited	New Zealand
DTZ Parent, LLC	Delaware
DTZ Pension Trustee Limited	England & Wales
DTZ Process Solutions Pty Ltd	Australia
DTZ Procurement Services Pty Ltd	Australia
DTZ Qatar LLC	Qatar
DTZ Saudi Arabia Co.	Saudi Arabia
DTZ Services (Europe) Limited	England & Wales
DTZ Technologies Pte. Ltd.	Singapore
DTZ U.S. Borrower, LLC	Delaware
DTZ UK Bidco 2 Limited	England & Wales
DTZ UK Bidco Limited	England & Wales
DTZ UK Guarantor Limited	England & Wales
DTZ UK Holdco Limited	England & Wales
DTZ UK Newco Limited	England & Wales
DTZ US Holdco, Inc.	Delaware
DTZ US Holdings, LLC	Delaware
DTZ US NewCo, Inc.	Delaware
DTZ Winssinger Tie Leung (Luxembourg) SA	Luxembourg
DTZ Worldwide Limited	England & Wales
DTZ Zadelhoff Property Management B.V.	Netherlands
DTZ Zadelhoff V.O.F.	Netherlands

Name	Jurisdiction of Incorporation
DTZI Co-Investment GP Limited	England & Wales
DTZI Co-Investment Holdings Limited	England & Wales
DTZI Co-Investment L.P.	England & Wales
E2E Asset Management Pte. Ltd.	Singapore
Equis (India) Real Estate Private Limited	India
Equis Canada, Inc.	Ontario
Esmaco Valuers & Property Agents Pte Ltd	Singapore
EuroAsia Properties Limited	British Virgin Islands
Hodnett Martin Smith Limited	England & Wales
LandArt Pte Ltd	Singapore
McCombe Pierce LLP	England & Wales
Mosanada Facilities Management	Qatar
NeMaSe BV	Netherlands
NM Holdings LLC	Minnesota
Nottingham Indemnity, Inc.	Vermont
PREMAS Property Services (Shanghai) Co., Ltd.	China
Premas Valuers & Property Consultants Pte. Ltd.	Singapore
PT BPO Indonesia	Indonesia
PT Cushman & Wakefield Indonesia	Indonesia
PT Premas International	Indonesia
Resma Property Services Pte Ltd	Singapore
SCP Germinal	France
Sherry FitzGerald (Commercial) Limited	Ireland
Sojitz Reit Advisors K.K.	Japan
Sportshub Holdings Pte. Ltd.	Singapore
UGL Equis Canada, Inc.	Ontario
Webimm SAS	France
Winssinger & Associes SA	Belgium